UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

KUBIENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37875	82-1808844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Avenue South Suite 72602 New York, New York	10003-502
(Address of principal executive offices)	(Zip Code)

(866) 668-2567

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KBNT	Nasdaq
Common Stock Purchase Warrants	KBNTW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 14, 2020, Kubient, Inc. (the “Company”) consummated its initial public offering (“IPO”) of 2,500,000 units (the “Units”) at a price of $5.00 per Unit. Each Unit consisted of one share of common stock, par value $0.00001 per share and one warrant to purchase one share of Common Stock (the “Warrants”). The Warrants are exercisable immediately upon issuance and at any time up to the date that is five years from the date of issuance, and will have an exercise price of $5.50 per share.

Also on August 14, 2020, pursuant to and in compliance with the terms and conditions of the Underwriting Agreement entered into by and among the Company, Maxim Group LLC and Joseph Gunnar & Co., LLC, as co-representatives of the underwriters named therein (collectively, the “Underwriters”), the Company consummated the closing of a partial exercise of the over-allotment option granted to the Underwriters in connection with its IPO to purchase 375,000 additional common stock purchase warrants at a price of $0.01 per warrant. The Company received gross proceeds of approximately $3,750 from the partial exercise of the over-allotment option, resulting in total gross proceeds to the Company in connection with the IPO of $12,503,750, prior to deducting underwriting discounts and commission and offering expenses payable by the Company.

On August 14, 2020, the Company issued a press release (the “Release”) relating to the consummation of the IPO and partial exercise of the Underwriters’ over-allotment. A copy of the Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated August 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBIENT, INC.

Dated: August 14, 2020	By:	/s/ Peter A. Bordes, Jr.
Peter A. Bordes, Jr. Chief Executive Officer